Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Compensation And Retirement Disclosure [Abstract]
Benefit Obligation	$ 320	$ 295
Fair value of plan assets	376	365
Defined Benefit Plan, Funded Status of Plan	(56)	(70)
Noncurrent liabilities (assets)	(56)	(70)
Net amount recognized	(56)	(70)
Amounts recognized in accumulated comprehensive income (loss) consist of:
Unrecognized net gain (loss)	$ (86)	$ (69)